KENILWORTH FUND, INC.
                            21 S. Clark Street
                                Suite 2594
                            Chicago, IL  60614


                                ANNUAL REPORT
                              December 31, 1999

Dear Fellow Shareholders,

The net asset value of your Fund ended 1999 at $27.45 after distributing a total long-term capital gain of $0.365 per share. Having started the year at $21.91, the closing net asset value of $27.45 plus the distribution, amounts to a 26.95% total return for the Kenilworth Fund, Inc. in 1999. In comparison, the theoretical total return of the S&P 500 Index was 21.04%. In the Large-Cap Value category of mutual funds, where we have been placed by Lipper Inc., the average for 1999 was 11.23%. Thus, in a year when most value managers were questioning their approach, we stuck to our philosophy of conservative, reasonable growth, and exceeded our category by 15.72% in 1999.
We are proud that in the five years ending December 31, 1999, our Fund's average annual return was over 25%, thus enabling a shareholder to more than triple the value of their assets invested in our Fund. All of you who have been with us during the past five years and since inception, July 1, 1993, are aware that our expectation was to earn a double-digit rate of return on an annual basis, exceeding the long-run historical average of around 11% per year.



This internal growth in net assets from investments, coupled with net new sales to new and existing shareholders, resulted in total net assets at year end of $15.7 million from $12.2 million at the beginning of the year. We continue to keep a tight control on expenses as witnessed by our Fund's total expense ratio of 1.41% from the 1.70% that we are allowed according to our Prospectus.

In November, we sent you two newspaper article reprints, one from Barron's listing our Fund as the best among all Large-Cap Value Funds for the quarter ending September 30, 1999, and another from The Wall Street Journal listing our Fund in the top-10 in the Large-Cap Value category for the year ending October 31, 1999. Subsequently, we are happy to report that The Wall Street Journal listed our Fund again in the top-10 of the Large-Cap Value category for the year ending November 30,
1999, as well as for the year ending December 31, 1999. Many of you may remember the similar listings of our Fund in the Growth category in The Wall Street Journal in 1997. Despite such recognition, our Fund does not come under the radar screens of financial planners and other media because our Fund is not listed on Nasdaq. Nasdaq conditions for listing are an asset size of $25 million or 1000 shareholders. We are very confident that with your help we will hit that target fairly soon.

We sincerely thank you for your continued support.

Ms. Mohini C. Pai, President
Ms. Savitri P. Pai, Secretary/Treasurer

Portfolio Manager:  The Fund's portfolio manager, Mr. B.
Padmanabha Pai, founded Institutional
Portfolio Services Ltd. an investment advisory organization. He has been managing pension funds, personal trusts, university endowments and funds for wealthy individuals for the last thirty-one years.
Prior to portfolio management he taught investment theory at the university level.

                  INVESTMENT  PERSPECTIVE - JANUARY  18, 2000
                         DJIA:   11,497.12  (12/31/99)
                             S & P 500:   1,469.25

ECONOMIC AND INVESTMENT
HIGHLIGHTS:
With all the hoopla of the millennium and the uncertainty of the Y2K problem, 1999 drew to a close with nary a problem and all major equity averages registering record highs. The Dow
Jones Industrial Average  (DJIA) closed up
27.21% and the S&P 500 21.04%, and unlike
1998, most of Latin America, emerging markets, and the Pacific region all recorded substantial gains. Most impressive was the technology heavy
Nasdaq Index that gained over 85% during the year.

Our Federal Reserve in late 1998 initiated three separate interest rate cuts and increased the available credit, to avoid a meltdown of the worldwide financial system after the Russian debt default, and slumping Japanese and other Asian economies. Other central banks around the world also pumped massive liquidity into the financial system.

This easy money policy led to an economic resurgence around the world faster than what most analysts, including us, forecasted in early
1999. Concurrently, the explosive growth of technology, telecommunications and acceptance of the internet by businesses turbo-charged our economy through 1999. It is now widely believed that technology investments by businnesses have increased productivity significantly in the last many years. Also, the above average rise in stock market and home values in the previous few years, prompted very strong spending by both the business and consumer sector. The flight to safety by foreign capital during the currency meltdown in 1998, and anticipation of currency instability in 1999 due to Y2K uncertainties, led to the strengthening of the dollar and dollar based assets. This had a restraining influence on domestic inflation.



The strong growth led the Federal Reserve to
raise interest rates three times starting in June
1999.  Speculation was rife that the Fed would
become still more restrictive for the balance of
the year.   Thus, during the three months after
the DJIA made new highs in August,  the
markets promptly fell by over 1,000 points or 10% from August to October 15. However, the
Fed went on to advertise that they were flooding the system with further liquidity to meet plausible
Y2K financial disruptions, and hence there would be no more rate hikes for the balance of the year.
Since then, the technology and
telecommunications stocks whose glowing
prospects attracted this liquidity with their prices soaring, busted all reasonable valuation measures and pushed major market indices to their highs.
The indices are capitalization weighted and heavily influenced by these technology and telecommunications stocks. Thus, in the last quarter of the year, the markets rose by 15% with two-thirds of the rise due to PE multiple expansion.

We have had an unprecedented five consecutive years of 20% annual growth in equity markets.
Also, just as in 1998, the rise in 1999 was very narrowly based. Only 30 companies of the S&P
500 stocks gave that 20% annual return with all the other 470 cancelling each other out in performance. Of the thirty, 16 were technology companies contributing over 56%. Among the non-technology companies, General Electric,
Wal-Mart and Alcoa contributed to the bulk of the balance.

OUTLOOK FOR 2000:
Consensus forecast for 1999 is for U.S. real
growth to decelerate from around 4.25%  to
around   2.5%  to  3.5%.  We believe with
unemployment at 4.2%, strong consumer
spending, and very strong export demand for our technology and telecommunications products, growth this year will be around 4%. The Fed will be forced to raise interest rates by 50 basis points
(half of 1%) and sop-up the liquidity. (Of course, all bets are off, if the Federal Reserve raises rates more than 50 basis points causing the markets to sell off thereby triggering a recession!
In an election year this is highly unlikely).

As all costs (labor, health, oil and commodities) are generally rising with hardly any pricing power, corporate profits will rise only moderately at around 7% from the 14% for the S&P 500 last year. We will see greater volatility in the market and maybe only a modest rise in market averages
(around 7%), consistent with the growth in profits. We do expect that the broader markets will participate this year as there exist compelling values.

Kenilworth Fund, Inc.:
With a gain of 26.95% in 1999, our Fund outperformed the benchmark S&P 500 by nearly
7%. Just like the S&P 500 we registered over 20% annual growth, consecutively during the last five years. Thus, our Fund with 25% annual growth has allowed the shareholders to more than triple their assets in the last five years. We are also pleased to report that the tax liability generated by our Fund is an insignificant $.07 per share (or less than a quarter of one percent) as against many other prominent value funds.
(The maximum tax on the Fund's long-term capital gain distribution of $.365 per share is 20% or $.07.)

Nearly two-thirds of the Fund's assets were in eleven stocks that appreciated by over twice as much as the 21.04% of the S&P 500. (One stock nearly quadrupled, two nearly tripled and three others more than doubled). Specifically, the gains were as follows: Oracle (+290%), Applied
Materials (+197%), Adaptec (+184%), Intuit
(+148%), Cisco (+131%), EMC (+109%), ADC
Telecommunications (+109%), Citigroup
(+68%), Hewlett Packard (+67%),  General
Electric (+52%), and finally Intel (+39%).

All through the year, however, we were aware
that the pharmaceutical and finance stocks in our
portfolio, clouded by political and interest rate
concerns, would perform poorly.  We did not
want to liquidate as these companies continue to
report double-digit earnings growth and were
selling at half the market multiple, then around
30.  These are compelling values and likely to
appreciate sometime in the not too distant future.
Again specifically, they were as follows:   Freddie
Mac  (-27%), Schering-Plough (-23%), Fannie
Mae (-16%), Ford (-9%),  Merck (-9%)  Wells
Fargo (-9%) and Bristol-Myers (-4%). All these except Schering Plough had great embedded capital gains for the Fund. We feel confident that fine tuning the current portfolio of stocks through the year, will allow us to register another double-digit gain during the year 2000.


B. Padmanabha Pai,  President
Institutional Portfolio Services, Ltd.

Performance: This graph shows the growth of a $10,000 investment in your Fund and compares it to the S&P 500 index. For the period beginning July 1, 1993 and ending
December 31, 1999 your investment
in the Fund would be $29,830 as compared to a theoretical investment in the S&P 500 which would have grown to $37,566. This performance includes the reinvestment of dividends.




Cumulative Total Returns
Periods ended December 31, 1999

                      Past 1 Year   Past 5 Years    Life of Fund
Kenilworth Fund, Inc.      26.95%        206.21%         198.31%
S&P 500                    21.04%        251.12%         274.64%

Cumulative total returns reflect the Fund's actual performance over a set period. The Fund began operations on July 1, 1993.

Average Annual Returns
Periods ended December 31, 1999

                      Past 1 Year  Past 5 Years   Life of Fund
Kenilworth Fund, Inc.      26.95%        25.08%         18.31%
S&P 500                    21.04%        28.56%         22.54%

Average annual returns take the Fund's cumulative returns and show you what would have happened if the Fund had performed at a constant rate each year.

Total returns and yields are based on past results and are not indicative of future performance.

                            KENILWORTH  FUND, INC.
                          INVESTMENTS IN SECURITIES
                              December 31, 1999

                                                        Market
COMMON STOCKS       100%a             Shares             Value



Auto                5.45%
    Ford Motor                         5,500          $293,216
    General Motors                     7,000           508,809

Banks               4.88%
    Citigroup, Inc.                   10,000           556,870
    Wells Fargo & Co.                  4,000           161,748

Computer-Semiconductor 19.15%
    Intel Corp.                       20,000         1,646,240
    Applied Materials, Inc.*           5,000           633,435
    International Business Machines    5,000           539,375

Computer Software  17.56%
    Adaptec, Inc.*                     8,400           418,950
    Oracle Systems, Inc.*              7,000           784,434
    Intuit, Inc.*                     15,000           899,055
    Cisco Systems*                     4,500           482,062

Computer Systems   10.32%
    Hewlett-Packard                   10,000         1,137,500
    EMC Corporation*                   3,500           382,375

Drugs               9.53%
    Merck & Co.                        8,500           571,090
    Bristol-Myers Squibb              10,000           641,870
    Schering-Plough                    4,500           190,688

Electrical Equipment6.31%
    General Electric                   6,000           928,500

                            KENILWORTH  FUND, INC.
                          INVESTMENTS IN SECURITIES
                              December 31, 1999

                                                        Market
COMMON STOCKS                         Shares             Value

Finance            10.29%
    Federal National Mortgage          9,200           574,420
    Federal Home Loan Mortgage        20,000           941,240

Insurance           5.14%
    American International Group       7,000           756,875

Telecommunications  6.53%
    ADC Telecommunication*            12,000           870,744
    Corning, Inc.                        700            90,256

Utilities-Telephone 4.84%
    Lucent Technologies                9,500           712,500

  Total Investments  100%                          $14,722,252
       (Cost $5,900,449)



  a Percentages for various classifications relate to total net assets.
  *Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                           STATEMENT  OF OPERATIONS





                                                  Year Ended
  INVESTMENT INCOME                        December 31, 1999

 INCOME:
        Dividends                                    $106,744
        Interest                                       10,008
            Total Income                              116,752

 EXPENSES:
        Investment Advisory Fees                      130,585
        Administrative and Management Fees             40,000
        Registration Fees                               2,054
        Auditing                                        6,240


        Insurance and Other Expenses                    5,733
            Total Expenses                            184,612

     NET INVESTMENT LOSS:                             (67,860)



   NET REALIZED GAIN ON INVESTMENTS                   264,929



   NET INCREASE IN UNREALIZED APPRECIATION
        ON INVESTMENTS                              3,124,150



   NET REALIZED GAIN AND UNREALIZED APPRECIATION
        ON INVESTMENTS                              3,389,079



   NET INCREASE IN NET ASSETS FROM OPERATIONS      $3,321,219





  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                     STATEMENT  OF ASSETS AND LIABILITIES





                                                   Year Ended
   ASSETS                                   December 31, 1999

     Investments in securities, at value
      (identified cost $5,900,449)                $14,722,252
     Cash                                             865,452
     Receivables
      Dividends                                         9,815
      Investment securities sold                      174,872

      Total Assets                                 15,772,391

   LIABILITIES

     Payables
      Investment securities purchased                  99,375
      Other                                             7,320

      Total Liabilities                               106,695

   NET ASSETS

   Net Assets (equivalent to $27.45 per share based on
      570,712.062 shares of capital stock outstanding)$15,665,696
  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                     STATEMENT  OF CHANGES  IN NET ASSETS





                                    Year Ended         Year Ended
OPERATIONS:                  December 31, 1999  December 31, 1998

        Net Investment Loss           ($67,860)          ($25,253)
        Net Realized Gain (Loss)
           on Investments              264,929             (8,169)
        Net Increase in Unrealized
           Appreciation on Investments 3,124,150        2,109,675
    Increase in Net Assets
           from Operations             3,321,219        2,076,253


DISTRIBUTIONS To SHAREHOLDERS:

 Distributions from
   Net Investment Income                     ---          ---
 Distributions from Net Realized
   Gains on Investments                 (206,564)         ---
     Decrease in Net Assets
       resulting from Distributions     (206,564)         ---


CAPITAL  SHARE TRANSACTIONS:

 Proceeds From Shares Issued
       (15,745 and 24,894 shares,
        respectively)                     365,475      462,667
 Cost of Shares Redeemed
    (6,466 and 7,957 shares,
        respectively)                    (146,765)    (150,454)
 Reinvested Dividends (5,612 and 0 shares,
        respectively)                     154,056          ---
     Increase in Net Assets from
        Capital Share Transactions        372,766      312,213

       Total Increase in Net Assets     3,487,421    2,388,466


NET ASSETS AT BEGINNING OF YEAR
    (555,821 and 538,884 shares outstanding,
     respectively)                      12,178,275    9,789,809

NET ASSETS AT END OF YEAR
    (570,712 and 555,821 shares outstanding,
     respectively)                     $15,665,696  $12,178,275

   The accompanying notes are an integral part of these financial statements.

                             KENILWORTH  FUND, INC.
                             FINANCIAL  HIGHLIGHTS





                            For the Years Ended December 31

                       1999    1998    1997   1996   1995   1994   1993a

Selected Per-Share Data


Net Asset Value,
beginning of period  $21.91  $18.17  $15.43 $11.93  $9.64  $10.31  $10.00

Income from Investment Operations
     Net Investment
      Income (Loss). .(0.12) (0.04)   (0.05)  0.01 0.06b    0.06b    0.05
     Net Realized and Unrealized
       Gain (Loss)
       on Investments. 6.02   3.78     3.24   3.51  2.64   (0.67)    0.31
           Total . . . 5.90   3.74     3.19   3.52  2.70   (0.61)    0.36

Less Distributions
     From Net
     Investment Income 0.00   0.00     0.00   0.01  0.06    0.06     0.05
     From Net Realized
       Gains.......... 0.36   0.00     0.45   0.01  0.35    0.00     0.00
           Total ..... 0.36   0.00     0.45   0.02  0.41    0.06     0.05

 Net Asset Value,
    end of period. . $27.45 $21.91   $18.17 $15.43 $11.93  $9.64   $10.31

Total Return . . .   26.95%  20.58%   20.67% 29.48% 28.03% (5.95%) 7.16%c

Ratios and Supplemental Data
 Net Assets,
 end of period
(in thousands). . . $15,666 $12,178 $9,790  $7,222  $5,099  $3,530 $2,840
 Ratio of Net Expenses
    to Average
    Net Assets. . .   1.41%   1.42%   1.52%  1.51%   1.69%b 1.70%b  0.52%
 Ratio of Net Investment Income
    to Average
    Net Assets. .....(0.52%) (0.24%) (0.29%) 0.06%   0.54%b 0.67%b  0.65%
 Portfolio Turnover
    Rate..............38.29% 70.28%  76.99% 73.93%  82.17% 11.78%   0.00%


aJuly 1, 1993 (commencement of operations) to December 31, 1993 bNet of reimbursement of expenses by Advisor.
cAnnualized.





  The accompanying notes are an integral part of these financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1999

The Kenilworth Fund, Inc., (the "Fund") is registered under the
Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company.

1.  Summary of Significant Accounting Policies

    a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open-end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government. Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended
December 31, 1999, purchases and sales of investment securities were $5,011,188 and $5,439,219 respectively.
    b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
Realized gains and losses from security transactions are reported on an identified cost basis.
    c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
    d. As of December 31, 1999 there were 10,000,000 shares of capital stock authorized.
    e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  Investment Adviser and Investment Advisory Agreement and
Transactions with Related Parties:

    The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS an annual administrative and management services fee of $40,000. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.7%.

3.  Sources of Net Assets:

As of December 31, 1999,  the sources of net assets were as
follows:
 Fund shares issued and outstanding            $6,886,810
 Unrealized Appreciation of Investments         8,821,803
 Accumulated Undistributed Investment Loss-Net    (93,113)
 Accumulated Undistributed Net Realized
      Gains on Investment Transactions             50,196
           Total                              $15,665,696

Aggregate Net Unrealized Appreciation as of December 31, 1999 consisted of the following:
 Aggregate gross unrealized appreciation       $8,865,340
 Aggregate gross unrealized deprecation           (43,537)
 Net unrealized appreciation                   $8,821,803

At December 31, 1998, the Fund had tax basis capital losses of $8,169 which were carried over in 1999 to offset short term capital gains.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors and Shareholders
Kenilworth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Kenilworth Fund, Inc. as of December 31, 1999, and the related statements of operations and changes in net assets for the year then ended, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1998, and the financial highlights for the years ended December 31, 1998, 1997, and 1996, were audited by other auditors whose report dated January 8, 1999, expressed an unqualified opinion. The financial highlights of Kenilworth Fund, Inc. for periods prior to December 31, 1996, were audited by other auditors, whose report, dated January 15, 1996, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities owned and confirmation with securities brokers as of December 31, 1999. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kenilworth Fund, Inc. as of December 31, 1999, the results of its operations and changes in its net assets for the year then ended, and financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                              Grant Thornton LLP

Chicago, Illinois
January 7, 2000